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                                                                      Exhibit 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form N-4 (File No. 33-79906) of our report, dated January 16, 1998, on our audits of the financial statements of Western-Southern Life Assurance Company Separate Account 2. We also consent to the reference to our firm under the caption "Experts."

                                                    /s/ COOPERS & LYBRAND L.L.P.

                                                     Coopers & Lybrand L.L.P.


Cincinnati, Ohio
April 29, 1998
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form N-4 (File No. 33-79906) of our report, dated April 27, 1998, on our audits of the financial statements Western-Southern Life Assurance Company. We also consent to the reference to our firm under the caption "Experts."

                                                    /s/ COOPERS & LYBRAND L.L.P.

                                                     Coopers & Lybrand L.L.P.


Cincinnati, Ohio
April 29, 1998